Exhibit 10.4

June 1, 2009

MasTec, Inc. and the other

Borrowers referred to below

800 Douglas Road, North Tower, 12th Floor

Coral Gables, Florida 33134

Attention: Chief Executive Officer

Ladies and Gentlemen:

We refer to the Second Amended and Restated Loan and Security Agreement dated July 29, 2008 (as at any time amended, restated, modified or supplemented, the “Loan Agreement”), by and among MasTec, Inc., a Florida corporation (“MasTec”), certain of the Subsidiaries of MasTec which are identified on the signature pages hereto (together with MasTec, collectively, “Borrowers”), the financial institutions party thereto from time to time (the “Lenders”) and Bank of America, N.A., as administrative agent for the Lenders (the “Agent”). All capitalized terms used in this consent and letter amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement, as amended hereby.

Pursuant to that certain letter amendment dated December 16, 2008 (the “Wanzek Letter Amendment”), the Agent and the Lenders, among other things, acknowledged and consented to the acquisition by MasTec North America, Inc., a Florida corporation (“MasTec North America”), of all of the issued and outstanding capital stock of Wanzek Construction, Inc., a North Dakota corporation (“Wanzek”) (such transaction is herein referred to as the “Wanzek Acquisition”).

Pursuant to the terms of that certain Stock Purchase Agreement dated as of October 4, 2008, as amended by that certain First Amendment to Stock Purchase Agreement dated as of December 2, 2008, and that certain Second Amendment to Stock Purchase Agreement dated as of December 13, 2008 (the “Purchase Agreement”), among MasTec North America, Wanzek, Jon L. Wanzek, in his capacity as sellers’ representative (“Sellers’ Representative”), and the other parties thereto defined as “Sellers”, as a portion of the Purchase Price (as defined under the Purchase Agreement) for the Wanzek Acquisition, MasTec North America made and delivered (i) a Negotiable Subordinated Convertible Note dated December 16, 2008, in the original principal amount of $47,500,000, payable to the order of Sellers’ Representative, and (ii) a Negotiable Subordinated Convertible Note dated December 16, 2008, in the original principal amount of $7,500,000, payable to the order of the Wanzek Family Foundation, a Minnesota nonprofit corporation (the “Wanzek Family Foundation”) (collectively, the “Convertible Notes”).

Borrowers have advised the Agent and the Lenders that MasTec intends to refinance the Convertible Notes with the proceeds of a proposed public issuance of new convertible notes in the original principal amount of $100,000,000, pursuant to an indenture among MasTec, as issuer of the new convertible notes, certain of MasTec’s Subsidiaries, as guarantors of the new convertible notes, and the trustee named therein (such refinancing transaction is referred to herein as the “Proposed Convertible Notes Refinancing”); provided that, the original principal amount set forth above may be increased by an amount of up to $25,000,000 to reflect the oversubscription (if any) of the new convertible notes issued under the new convertible notes indenture.

Pursuant to Section 10.2.3 of the Loan Agreement, Borrowers may not create, incur, assume, guarantee or suffer to exist any Debt, except for, among other exceptions, Refinancing Debt so long as each of the Refinancing Conditions is met. Borrowers acknowledge that because the Debt under the proposed new convertible notes is in an aggregate principal amount exceeding the aggregate principal amount of the Debt under the Convertible Notes, the Debt under the new convertible notes would not satisfy clause (i) of the definition of “Refinancing Conditions” and therefore would not be permitted as Refinancing Debt pursuant to Section 10.2.3 of the Loan Agreement.

Furthermore, pursuant to Section 10.2.6 of the Loan Agreement and the subordination provisions contained in the Convertible Notes, Borrowers are prohibited from prepaying or redeeming the Convertible Notes prior to the maturity date thereof.

Notwithstanding the fact that the Debt under the proposed new convertible notes does not constitute Refinancing Debt permitted under the Loan Agreement and that Borrowers are restricted from prepaying the Convertible Notes, Borrowers have requested that the Agent and the Lenders consent to the Proposed Convertible Notes Refinancing and the incurrence of Debt by Borrowers under the new convertible notes.

The Agent and the Lenders are willing to acknowledge and consent to the Proposed Convertible Notes Refinancing and the incurrence of Debt by Borrowers under the new convertible notes, on the terms and conditions set forth herein.

The parties also desire to amend the Loan Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for the sum of TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Acknowledgment of and Consent to the Proposed Convertible Notes Refinancing and the New Convertible Notes. At the request of Borrowers, the Agent and the Lenders hereby acknowledge and consent to the Proposed Convertible Notes Refinancing by MasTec and the incurrence of Debt by Borrowers under the New Convertible Notes, and the guaranty by MasTec’s other Subsidiaries thereof, so long as each of the following conditions has been satisfied, each in form and substance satisfactory to the Agent, on or before June 30, 2009:

(i) No Default or Event of Default exists at the time of, or will exist immediately after giving effect to, the Proposed Convertible Notes Refinancing;

(ii) Each Borrower shall delivers to the Agent a duly executed and original counterpart of this consent and letter amendment;

(iii) The Agent receives evidence that MasTec has paid to the Sellers’ Representative and the Wanzek Family Foundation an amount sufficient to fully repay the Convertible Notes, including, without limitation, all principal, interest, fees and other amounts owing in connection therewith (the “Convertible Notes Repayment Amount”);

(iv) MasTec certifies to the Agent in writing that the Convertible Notes Repayment Amount is sufficient to fully repay the Convertible Note and that upon payment of such amount, the Convertible Notes will be cancelled and of no further force and effect;

(v) The Agent receives a true, correct and complete copy of the executed New Convertible Notes Indenture;

(vi) MasTec certifies to the Agent in writing that the Proposed Convertible Notes Refinancing and the issuance of the New Convertible Notes in connection therewith are permitted under and do not violate the provisions of the Indenture or cause to exist a default thereunder;

(vii) The Agent receives evidence that the final terms of the Proposed Convertible Notes Refinancing contained in the New Convertible Notes Indenture and New Convertible Notes with respect to the restrictions on and priorities of “Indebtedness” and “Liens” are effective to permit the Loan Agreement, the Obligations thereunder, and the Liens securing the same (and without limiting the generality of the foregoing, any restriction on the principal amount of indebtedness of the “Credit Facility” (or the equivalent term defined in the New Convertible Notes Indenture) shall not be less than $260,000,000, and the New Convertible Notes shall at all times remain unsecured);

(viii) Agent receives on the date of this consent and letter amendment full payment of the fees described in Section 4 below; and

(ix) Each Borrower delivers to the Agent such other agreements as the Agent may request in connection herewith.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) By adding the following new definitions of “New Convertible Notes” and “New Convertible Notes Indenture” to Section 1.1 of the Loan Agreement, in proper alphabetical sequence:

New Convertible Notes—MasTec’s Senior Convertible Notes having a maturity of not sooner than five (5) years from the issuance date thereof in the original principal amount of $100,000,000, issued pursuant to the New Convertible Notes Indenture, on or before June 30, 2009, on an unsecured basis and otherwise on terms satisfactory to Agent and Lenders; provided, that, the original principal amount set forth above may be increased by an amount of up to $25,000,000 reflecting an oversubscription of the New Convertible Notes issued under the New Convertible Notes Indenture.

New Convertible Notes Indenture—the Indenture among MasTec, its Subsidiaries and the trustee named thereunder, as Trustee, governing the New Convertible Notes.

(b) By deleting subclause (i) of the definition of “Refinancing Conditions” contained in Section 1.1 of the Loan Agreement in its entirety, and by substituting in lieu thereof the following new subclause (i):

(i) the Refinancing Debt is in an aggregate principal amount that does not exceed the aggregate principal amount of the Debt being extended, renewed or refinanced (or in the case of each of (A) the Indenture and Senior Notes, and (B) the New Convertible Notes Indenture and the New Convertible Notes, the original principal amount thereof),

(c) By deleting subclause (z) of Section 2.1.3 of the Loan Agreement in its entirety, and by substituting in lieu thereof the following new subclause (z):

(z) to defease, redeem or refinance either the Senior Notes or the New Convertible Notes.

(d) By deleting Section 3.2.1 of the Loan Agreement in its entirety, and by substituting in lieu thereof the following new Section 3.2.1:

3.2.1. Unused Line Fee. Borrowers shall pay to Agent for the Pro Rata benefit of Lenders a fee equal to (i) 0.750% per annum of the amount by which the Average Revolver Loan Balance for any month (or portion thereof that the Commitments are in effect) is less than or equal to 50% of the aggregate amount of the Revolver Commitments; provided that if the Average Revolver Loan Balance for the immediately preceding Fiscal Quarter (or portion thereof) is greater than 50% of the aggregate amount of the Revolver Commitments, then such fee shall be 0.500% per annum of the amount by which the Average Revolver Loan Balance for such month (or portion thereof) is less than the aggregate amount of the Revolver Commitments, in each case such fee to be paid on the first day of the following month, provided that, if the Commitments are terminated on a day other than the first day of a month, then any such fee payable for the month in which termination occurs shall be paid on the effective date of such termination.

(e) By deleting Section 10.1.13 of the Loan Agreement in its entirety, and by substituting in lieu thereof the following new Section 10.1.13:

10.1.13. Compliance with Indenture and New Convertible Notes Indenture. Comply with the terms and provisions of (a) the Indenture and the Senior Notes, and (b) the New Convertible Notes Indenture and the New Convertible Notes.

(f) By deleting subclause (ii) of Section 10.2.3 of the Loan Agreement in its entirety, and by substituting in lieu thereof the following new subclause (ii):

(ii) each of the Senior Notes and the New Convertible Notes;

(g) By deleting the last sentence at the end of Section 10.2.6 of the Loan Agreement.

(h) By deleting Section 10.2.24 of the Loan Agreement in its entirety, and by substituting in lieu thereof the following new Section 10.2.24:

10.2.24. Amendments to Other Agreements. Amend the interest rate or principal amount or schedule of payments of principal and interest with respect to any Debt (other than the Obligations), or any dividend rate or redemption schedule applicable to any preferred stock of an Obligor, other than to reduce the interest or dividend rate or to extend any such schedule of payments or redemption schedule, or amend or cause or permit to be amended in any material respect or in any respect that may be adverse to the interests of Agent or Lenders (i) the Indenture or any other agreement at any time governing or evidencing Subordinated Debt, (ii) the New Convertible Notes Indenture or any other agreement at any time governing or evidencing the New Convertible Notes, or (iii) the general indemnity agreement between any Obligor and any surety that has issued any outstanding surety bonds for the account of such Obligor or any related intercreditor agreement.

(i) By deleting Section 12.1.6 of the Loan Agreement in its entirety, and by substituting in lieu thereof the following new Section 12.1.6:

12.1.6 Other Defaults. There shall occur any default or event of default on the part of any Obligor or any Subsidiary under (i) the Indenture, (ii) the New Convertible Notes Indenture, or (iii) under any other agreement, document or instrument to which such Obligor or such Subsidiary is a party or by which such Obligor or such Subsidiary or any of their respective Properties is bound, creating or relating to any Debt (other than the Obligations) in excess of $2,500,000, in each case if the payment or maturity of such Debt may be accelerated in consequence of such default or event of default or demand for payment of such Debt may be made.

3. Additional Inducements. The consents, amendments and acknowledgments herein are limited as written and do not constitute consents, amendments, acknowledgments, waivers or releases by the Agent or any Lender of any provision of the Loan Agreement or any right of the Agent or any Lender thereunder, except as expressly set forth herein. This consent and letter amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default. Nothing herein shall be construed to be an admission by Borrowers that the Agent’s and the Lenders’ consent or acknowledgment is required with respect to any future refinancing of Debt.

4. Consent Fees; Expenses of Agent. In consideration of Agent’s and Lenders’ willingness to enter into this Amendment, the Borrowers hereby jointly and severally agree to pay to Agent, for the Pro Rata benefit of the Lenders that are signatories to this consent and letter amendment, a nonrefundable consent fee in the amount of $262,500 in immediately available funds on the date hereof which shall be fully earned on such date. Additionally, to induce Agent and Lenders to enter into this consent and letter amendment and grant the accommodations set forth herein, Borrowers hereby jointly and severally agree to pay, on the date hereof any other fee required by Agent individually, and on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this consent and letter amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

5. No Novation, etc. The parties hereto acknowledge and agree that, except as set forth herein, nothing in this consent and letter amendment shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect, and the Agent’s and Lenders’ willingness to consent to the Proposed Convertible Notes Refinancing, and the incurrence of Debt by Borrowers under the New Convertible Notes, in each case, as set forth herein, shall not extend to, or be deemed a consent, to any other refinancing, issuance or other transactions other than in accordance with the terms of the Loan Agreement. This consent and letter amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

6. Acknowledgements and Stipulations; Representation and Warranties. By its signature below, each Borrower (a) acknowledges and stipulates that (i) the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof,

(ii) all of the Obligations of such Borrower are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower), (iii) the security interests and liens granted by such Borrower in favor of the Agent are duly perfected, first priority security interests and liens (except with respect to those Permitted Liens that are permitted to have priority pursuant to the Loan Documents), and (iv) the Loan Agreement and each amendment to the Loan Agreement heretofore entered into by the any or all of the Borrowers and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved by such Borrower; and (b) represents and warrants to the Agent and the Lenders, to induce the Agent and the Lenders to enter into this consent and letter amendment, that (i) the execution, delivery and performance of this consent and letter amendment has been duly authorized by all requisite corporate or limited liability company action on the part of such Borrower, (ii) all of the representations and warranties made by such Borrower in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof, except to the extent that any such representation or warranty is stated to relate to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date, and (iii) to the best of such Borrower’s knowledge, there exists no claim or cause of action of any kind or nature, whether absolute or contingent, disputed or undisputed, at law or in equity, that such Borrower has or has ever had against the Agent or any Lender arising under or in connection with any of the Loan Documents (and to the extent there exists any such claim or cause of action on the date hereof, the same is hereby waived by such Borrower).

7. Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this consent and letter amendment.

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This consent and letter amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This consent and letter amendment may be executed in any number of counterparts and by different parties to this consent and letter amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same amendment. Any signature page counterpart delivered by a party by facsimile transmission shall be deemed to be an original signature page counterpart hereto.

Very truly yours,

BANK OF AMERICA, N.A.,
as Agent and a Lender

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

[Signatures continue on following page.]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Brian Miner
Name:	Brian Miner
Title:	Duly Authorized Signatory

[Signatures continue on following page.]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Alex M. Council, IV
Name:	Alex M. Council
Title:	Vice President

[Signatures continue on following page.]

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Sharon Prusakowski
Name:	Sharon Prusakowski
Title:	Vice President

By:	/s/ Anthony Casciano
Name:	Anthony Casciano
Title:	Vice President

[Signatures continue on following page.]

BORROWERS:

MASTEC, INC.

By:	/s/ C. Robert Campbell
Name:	C. Robert Campbell
Title:	Chief Financial Officer and Executive Vice President

MASTEC CONTRACTING COMPANY, INC.

By:	/s/ C. Robert Campbell
Name:	C. Robert Campbell
Title:	Chief Financial Officer and Executive Vice President

MASTEC SERVICES COMPANY, INC.

By:	/s/ C. Robert Campbell
Name:	C. Robert Campbell
Title:	Chief Financial Officer and Executive Vice President

MASTEC NORTH AMERICA, INC.

By:	/s/ C. Robert Campbell
Name:	C. Robert Campbell
Title:	Chief Financial Officer and Executive Vice President

CHURCH & TOWER, INC.

By:	/s/ C. Robert Campbell
Name:	C. Robert Campbell
Title:	Chief Financial Officer and Executive Vice President

POWER PARTNERS MASTEC, LLC

By:	/s/ C. Robert Campbell
Name:	C. Robert Campbell
Title:	Chief Financial Officer and Executive Vice President of member, Mastec North America, Inc.

[Signatures continue on following page.]

GLOBETEC CONSTRUCTION, LLC

By:	/s/ C. Robert Campbell
Name:	C. Robert Campbell
Title:	Chief Vice President and Executive Vice President of member, Mastec North America, Inc.

THREE PHASE LINE CONSTRUCTION, INC.

By:	/s/ Peter Johnson
Name:	Peter Johnson
Title:	President

PUMPCO, INC.

By:	/s/ C. Robert Campbell
Name:	C. Robert Campbell
Title:	Vice President

NSORO MASTEC, LLC

By:	/s/ C. Robert Campbell
Name:	C. Robert Campbell
Title:	Vice President

WANZEK CONSTRUCTION, INC.

By:	/s/ C. Robert Campbell
Name:	C. Robert Campbell
Title:	Vice President

[Signatures continue on following page.]

GUARANTORS:

PHASECOM SYSTEMS INC.

By:	/s/ C. Robert Campbell
Name:	C. Robert Campbell
Title:	Executive Vice President and Chief Executive Officer

INTEGRAL POWER & TELECOMMUNICATIONS CORPORATION, LTD.

By:	/s/ C. Robert Campbell
Name:	C. Robert Campbell
Title:	Chief Financial Officer and Executive Vice President

MASTEC NORTH AMERICA AC, LLC

By:	/s/ C. Robert Campbell
Name:	C. Robert Campbell
Title:	Chief Financial Officer and Executive Vice President of member, Mastec North America, Inc.

THREE PHASE ACQUISITION CORP.

By:	/s/ C. Robert Campbell
Name:	C. Robert Campbell
Title:	Vice President

Letter Agreement (Wanzek - New Convertible Note)